                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-4049

                              SCUDDER INCOME TRUST
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)

                 Two International Place, Boston, MA 02110-4103
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-3488
                                                            --------------

                                  Charles Rizzo
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        9/30

Date of reporting period:       03/31/2005

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder GNMA Fund

Semiannual Report to Shareholders

March 31, 2005

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Insurance pertains to the timely payment of principal and interest by the issuer of the underlying securities, and not to the value of the fund's shares. Yields will fluctuate in response to changing interest rates and may be affected by the prepayment of mortgage-backed securities. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary March 31, 2005

Class AARP has been created especially for members of AARP. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividends and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the Fund's most recent month-end performance.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings for the 1-year, 3-year, 5-year and 10-year periods shown for Class AARP and S shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class S shares prior to its inception July 17, 2000 are derived from the historical performance of Class AARP shares of the Scudder GNMA Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 3/31/05
Scudder GNMA Fund	6-Months*	1-Year	3-Year	5-Year	10-Year
Class AARP	1.07%	2.53%	4.43%	5.96%	6.04%
Class S	1.00%	2.46%	4.39%	5.94%	6.03%
Lehman Brothers GNMA Index+	1.27%	2.78%	4.92%	6.60%	6.99%

* Total returns shown for periods less than one year are not annualized.

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 3/31/05	$ 14.97	$ 14.95
9/30/04	$ 15.15	$ 15.14
Distribution Information: Six Months: Income Dividends as of 3/31/05	$ .34	$ .34
March Income Dividend	$ .0570	$ .0570
SEC 30-day Yield as of 3/31/05*	3.64%	3.59%
Current Annualized Distribution Rate as of 3/31/05*	4.57%	4.58%

* Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on March 31, 2005. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended March 31, 2005, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate.

Class AARP Lipper Rankings — GNMA Funds Category as of 3/31/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	5	of	64	8
3-Year	23	of	60	38
5-Year	21	of	46	45
10-Year	22	of	31	69

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class AARP shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] Scudder GNMA Fund — Class AARP [] Lehman Brothers GNMA Index+

Yearly periods ended March 31
Comparative Results as of 3/31/05
Scudder GNMA Fund		1-Year	3-Year	5-Year	10-Year
Class AARP	Growth of $10,000	$10,253	$11,390	$13,358	$17,968
	Average annual total return	2.53%	4.43%	5.96%	6.04%
Class S	Growth of $10,000	$10,246	$11,375	$13,347	$17,957
	Average annual total return	2.46%	4.39%	5.94%	6.03%
Lehman Brothers GNMA Index+	Growth of $10,000	$10,278	$11,549	$13,766	$19,659
	Average annual total return	2.78%	4.92%	6.60%	6.99%

The growth of $10,000 is cumulative.

+ The unmanaged Lehman Brothers GNMA Index is a market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended March 31, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2005
Actual Fund Return	Class AARP	Class S
Beginning Account Value 10/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/05	$ 1,010.70	$ 1,010.00
Expenses Paid per $1,000*	$ 2.76	$ 3.16
Hypothetical 5% Fund Return	Class AARP	Class S
Beginning Account Value 10/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/05	$ 1,022.19	$ 1,021.79
Expenses Paid per $1,000*	$ 2.77	$ 3.18

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class AARP	Class S
Scudder GNMA Fund	.56%	.63%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Portfolio Managers William Chepolis and Sean McCaffrey discuss market conditions and their investment strategy during the fund's most recent semiannual period ended March 31, 2005.

Q:  How would you describe the investing environment for mortgage securities over the six months ended March 31, 2005?

A:  The semiannual period was characterized by solid economic growth accompanied by stagnant job growth as evidenced by the monthly employment figures. This environment permitted the Federal Reserve to maintain its policy of increasing short-term rates in a measured fashion, as they adjusted the benchmark fed funds rate from 1.75% to 2.75% over the period. At the same time, longer-term interest rates were reasonably stable, as the financial markets displayed confidence that the Federal Reserve was pursuing an interest rate policy which would continue to curtail potential inflationary pressures. While the price of oil remained in the $50 range, the market for the most part chose to view this as a check on economic growth rather than a potential source of inflation.

This period of mixed economic signals and gradually increasing interest rates favored mortgage-backed securities relative to most other fixed-income investments, as fewer homeowners refinanced their mortgages. Within the mortgage market, we continued to monitor refinancing activity closely as this is a good indicator of prepayment risk exposure in the fund.1 Managing this prepayment risk helps us maximize the returns we look to pay out in the form of dividends to shareholders. Throughout the period, the refinancing index, which indicates the number of mortgage refinance applications being filed week to week, declined steadily. This indicated a fairly low level of prepayment activity for mortgage holders, which was one of the reasons we invested a higher percentage of the fund in higher-coupon mortgages (which typically are more sensitive to prepayments than lower-coupon mortgages).2

1 Prepayment risk — In return for yields that historically have averaged one and one-quarter percentage points higher than Treasury securities of comparable maturity, one of the risks of holding mortgage securities directly, or in the form of a GNMA or other mortgage-backed mutual fund investment, is prepayment risk. Although a typical mortgage-backed security may represent a pool of 30-year mortgages, its actual maturity will be substantially shorter if interest rates decline, and if many homeowners decide to refinance at a lower mortgage rate. Prepayments result in unpredictable cash flows over the life of the security, which may adversely affect the security's yield. They may also limit the potential price gain of the mortgage-backed security when rates are falling. In response, the mortgage market has become increasingly sophisticated in predicting prepayment risk. A higher level of certainty regarding the eventual maturity dates for a pool of mortgages can be achieved through careful security selection. Source: Mutual Fund Education Alliance

2 Coupon — The interest rate on a bond the issuer (in the case of mortgage-backed securities, the government) promises to pay to the holder of the bond until maturity, expressed as an annual percentage of face value. As an example, a bond with a 10% coupon would pay $100 on $1,000 of the face amount each year. When mortgages are pooled for sale to investors, they are pooled by the note rate that the homeowner pays to his mortgage company, so that a GNMA security with a 6% coupon would only contain mortgages where homeowners are paying roughly 6% mortgage interest rates and a GNMA with a 7% coupon would be a pool of homeowners with roughly 7% interest rates on their mortgages. A coupon's relationship to current interest rates helps determine how likely that homeowner is to refinance his mortgage, causing a prepayment. As a rule of thumb, a higher coupon rate will be more sensitive to prepayments of the mortgage than lower coupons will be.

Q:  How did the fund perform in this environment?

A:  For the six months ended March 31, 2005, the fund's Class S shares posted a 1.00% total return, compared with the 1.27% return of its benchmark, the Lehman Brothers GNMA Index (please see pages 3 through 4 for the performance of other share classes). The fund's return outperformed the 0.70% return of its average peer in the Lipper GNMA Funds category.3 At the close of the 12-month period, the fund's duration (or level of sensitivity to changes in interest rates) stood at 3.0 years, compared with 3.13 years for the Lehman Brothers GNMA Index.4,5

3 The Lipper GNMA Funds category includes funds that invest at least 65% of their assets in Government National Mortgage Association securities.

4 The unmanaged Lehman Brothers GNMA Index is a market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

5 Duration — a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100 basis point (one single percentage point) change in market interest rate levels. A duration of 5, for example, means that the price of a bond should rise by approximately 5% for a one percentage point drop in interest rates, and fall by 5% for a one percentage point rise in interest rates.

Q:  Will you explain how you manage the fund?

A:  In managing the fund, we seek to provide a high level of current income while also working to limit the volatility of fund returns. Our first focus is on the fund's allocation between GNMAs and Treasury securities — both of which are backed by the full faith and credit of the US government.6 In putting together our GNMA allocation, we conduct extensive analysis of prepayment expectations for individual securities. Mortgage characteristics that we evaluate on an ongoing basis include loan age, loan size, geographic concentrations and mortgage pool originator. For instance, smaller loan sizes generally mean a slower rate of prepayment, and homeowners in certain regions tend to refinance less frequently. We believe that through this assessment we can help to manage the fund's prepayment risk and maintain higher dividends.

6 The guarantee relates only to the prompt payment of principal and interest and does not remove market risks if the investment is sold prior to maturity.

We do not believe we can consistently and profitably predict the direction of interest rates, so we do not try to choose securities based on their duration — a measure of interest rate sensitivity based on when investors can expect payments of principal and interest from a bond. Instead, our investment among GNMA and Treasury securities is based on the allocation that we believe will provide the best value for the fund given our current expectations for the direction of interest rates.

Q:  What were the fund's primary strategies during the period?

A:  We continue to have a fairly high allocation — approximately 99% of assets — in GNMA securities. This reflects our view that GNMAs continue to offer attractive yields relative to US Treasury issues.

As we entered the fourth quarter of 2004, our primary concern had been managing prepayment risk in a low interest rate environment in such a way as to maintain the fund's yield. This can be done by purchasing GNMA securities whose underlying loan pools have certain characteristics that indicate they are likely to prepay less rapidly, or by purchasing coupons which provide less of an incentive to refinance into a lower loan rate.

The start of 2005 brought stronger economic growth and a continued "measured" approach by the Federal Reserve policy makers. This gradual approach to adjusting interest rates was ideal for the higher-coupon mortgages we chose to emphasize in the fund. The increase in interest rates translated to less prepayment risk and a better risk/return trade-off for these higher coupons relative to the lower ones.

Q:  What detracted from performance during the period?

A:  In retrospect, by taking additional risk with respect to the direction of interest rates or through more concentrated coupon allocations, we probably could have had marginally better returns. Realistically, though, we were fortunate to be fully allocated to mortgages relative to Treasuries, and have heavier weightings in 30-year mortgages relative to 15 years. Our strategy of moving into higher coupons around the first of the year was timely and continues to pay off. In general, we had a good year relative to our peers and managed to maintain an attractive dividend as well.

GNMA securities in a nutshell

Government National Mortgage Association (GNMA) securities, commonly called "Ginnie Mae" securities, are backed by the full faith and credit of the US government with respect to payment of principal and interest. Each GNMA mortgage-backed security represents an aggregated pool of homeowner's mortgages from which investors receive principal and interest payments each month. If interest rates fall, homeowners tend to refinance and pay off their existing mortgages earlier, and mortgage-backed investors are forced to reinvest the proceeds at lower prevailing rates. If interest rates rise, principal for the mortgages underlying GNMA securities tends to be repaid more slowly and an investor receives the coupon interest on the security over a longer time horizon. The value of GNMAs issued recently with coupons that reflect lower prevailing rates can be less attractive to investors and may experience a greater price decline if market interest rates rise, reducing returns to investors. As a result, funds that invest primarily in GNMAs tend to perform best in environments in which interest rates do not change dramatically.

Q:  How do you assess the economic environment for mortgage securities at present?

A:  GNMA securities continue to provide an attractive yield advantage over US Treasury bonds. The question is whether the current backdrop of gradually increasing interest rates will continue to support the mortgage-backed market. To date, the Consumer Price Index has remained fairly stable in the face of higher oil prices. We remain hopeful that inflation will remain under control, and that the Fed will be able maintain its measured approach to raising interest rates over the rest of the fund's fiscal year.

At the same time, we are closely monitoring the economy for signs that interest rates may become less stable and the environment less supportive of mortgage-backed securities. If the Fed comes to view inflation as more of a threat, it might feel obliged to step up the pace of its rate increases. In addition, most of the increase in interest rates has to this point been focused on shorter-term bonds. If the market becomes concerned about the Fed's ability to keep inflation under wraps, longer-term rates could increase measurably as well. Rising interest rates generally could make the coupons on existing GNMAs less attractive relative to Treasury bond yields and could lead to declining values on previously issued, lower-yielding mortgage-backed securities. To the extent we view such a scenario as likely, we would tend to refocus the fund on shorter-duration mortgage-backed securities such as those backed by 15-year mortgage pools. The fund's exposure to Treasury issues could also be increased.

The fund continues to seek a high level of income while actively seeking to reduce downside risk compared to other GNMA funds.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary March 31, 2005

Sector Diversification*	3/31/05	9/30/04

Government National Mortgage Association	99%	97%
US Treasury Obligations	1%	3%
	100%	100%
GNMA Coupons**	3/31/05	9/30/04

4.5%-6.0%	79%	72%
6.5%-7.0%	17%	22%
7.5%-8.0%	4%	5%
Greater than 8.0%	—	1%
	100%	100%
Effective Maturity**	3/31/05	9/30/04

Less than 5 years	46%	52%
5-8 years	37%	41%
Greater than 8 years	17%	7%
	100%	100%

* Excludes Cash Equivalents and Securities Lending Collateral

** Excludes Cash Equivalents, Securities Lending Collateral and US Treasury Obligations

Sector diversification, coupons and effective maturity are subject to change.

For more complete details about the Fund's investment portfolio, see page 14. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of March 31, 2005 (Unaudited)

	Principal Amount ($)	Value ($)

Government National Mortgage Association 98.0%
Government National Mortgage Association:
4.5% with various maturities from 11/15/2017 until 8/15/2018	22,116,731	21,839,087
5.0% with various maturities from 2/15/2018 until 2/15/2035 (c) (d)	600,251,237	593,780,624
5.5% with various maturities from 6/20/2019 until 2/20/2035 (d)	1,173,687,480	1,184,691,898
6.0% with various maturities from 4/15/2018 until 2/20/2035 (d)	817,947,190	840,209,201
6.5% with various maturities from 2/15/2008 until 12/20/2034 (d)	405,081,722	422,959,041
7.0% with various maturities from 4/15/2008 until 6/15/2033	125,541,945	132,704,509
7.5% with various maturities from 12/15/2006 until 10/15/2032	88,332,501	94,727,187
8.0% with various maturities from 4/15/2008 until 9/15/2032	23,944,475	25,810,848
8.5% with various maturities from 11/15/2005 until 2/15/2031	2,032,174	2,219,796
9.0% with various maturities from 5/15/2009 until 8/15/2030	3,641,160	4,014,869
10.5% with various maturities from 10/20/2016 until 1/20/2021	1,006,328	1,138,695
11.5% with various maturities from 10/15/2010 until 2/15/2016	246,475	274,510
12.0% with various maturities from 12/15/2012 until 7/15/2015	679,941	761,718
12.5% with various maturities from 5/15/2010 until 8/15/2015	496,696	557,614
13.0% with various maturities from 11/20/2014 until 7/15/2015	53,563	60,592
13.5% with various maturities from 11/15/2012 until 10/15/2014	104,865	119,517
14.0% with various maturities from 7/15/2011 until 12/15/2014	64,403	73,650
14.5%, 10/15/2014	46,678	53,931
15.0% with various maturities from 7/15/2011 until 10/15/2012	34,770	40,026
16.0%, 2/15/2012	26,012	30,235
Total Government National Mortgage Association (Cost $3,339,277,069)		3,326,067,548

Collateralized Mortgage Obligations 0.2%
Government National Mortgage Association (Interest Only):
"IM", Series 2004-4, 5.0%, 7/16/2026	22,201,582	1,929,828
"KI", Series 2004-19, 5.0%, 10/16/2027	26,112,863	2,652,271
"LI", Series 2003-66, 5.0%, 3/20/2026	7,597,500	810,953
"IB", Series 2004-64, 5.5%, 4/20/2028	7,837,914	915,382
"IH", Series 2003-86, 5.5%, 3/20/2024	11,047,809	440,487
Total Collateralized Mortgage Obligations (Cost $6,531,081)		6,748,921

US Government Backed 1.4%
US Treasury Bill, 2.356%*, 4/21/2005 (h)	1,030,000	1,028,678
US Treasury Note:
3.375%, 2/15/2008 (e)	10,000,000	9,850,000
4.0%, 2/15/2015 (e)	36,000,000	34,588,116
Total US Government Backed (Cost $45,058,600)		45,466,794

	Shares	Value ($)
Securities Lending Collateral 1.6%
Daily Assets Fund Institutional, 2.83% (f) (g) (Cost $55,315,000)	55,315,000	55,315,000

Cash Equivalents 19.0%
Scudder Cash Management QP Trust, 2.69% (b) (Cost $644,814,294)	644,814,294	644,814,294
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $4,090,996,044) (a)	120.2	4,078,412,557
Other Assets and Liabilities, Net	(20.2)	(684,748,476)
Net Assets	100.0	3,393,664,081

* Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $4,090,992,342. At March 31, 2005, net unrealized depreciation for all securities based on tax cost was $12,579,785. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $8,074,584 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $20,654,369.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) When-issued or forward delivery pools included.

(d) Mortgage dollar rolls included.

(e) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at March 31, 2005 amounted to $54,534,503, which is 1.6% of total net assets.

(f) Daily Assets Fund Institutional, an affiliated fund, is also managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(g) Represents collateral held in connection with securities lending.

(h) At March 31, 2005, this security has been segregated in whole or in part, to cover initial margin requirements for open futures contracts.

Interest Only (IO) Bonds represent the "interest only" portion of payments on a pool of underlying mortgage or mortgage backed securities. IO securities are subjected to repayment on the pool at underlying mortgages.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

At March 31, 2005, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Market Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Interest Rate Swap 10 Year	6/13/2005	300	32,136,288	32,334,375	(198,087)
US Treasury 2 Year Note	6/30/2005	495	102,935,788	102,410,860	524,928
Total net unrealized appreciation on open future contracts					326,841

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2005 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $3,390,866,750) — including $54,534,503 of securities loaned	$ 3,378,283,263
Investment in Scudder Cash Management QP Trust (cost $644,814,294)	644,814,294
Investment in Daily Assets Fund Institutional (cost $55,315,000)*	55,315,000
Total investments in securities, at value (cost $4,090,996,044)	4,078,412,557
Receivable for investments sold	177,010,385
Interest receivable	16,822,495
Receivable for Fund shares sold	781,822
Other assets	92,980
Total assets	4,273,120,239
Liabilities
Due to custodian bank	7,795,964
Payable for investments purchased	286,264,513
Payable for when-issued and forward delivery securities	2,374,099
Payable for investments purchased — mortgage dollar rolls	521,933,828
Payable upon return of securities loaned	55,315,000
Deferred mortgage dollar roll income	530,833
Payable for daily variation margin on open futures contracts	520,505
Payable for Fund shares redeemed	1,680,876
Accrued management fee	1,087,390
Other accrued expenses and payables	1,953,150
Total liabilities	879,456,158
Net assets, at value	$ 3,393,664,081
Net Assets
Net assets consist of: Undistributed net investment income	4,064,595
Net unrealized appreciation (depreciation) on: Investments	(12,583,487)
Futures	326,841
Accumulated net realized gain (loss)	(144,486,684)
Paid-in capital	3,546,342,816
Net assets, at value	$ 3,393,664,081

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2005 (Unaudited) (continued)
Net Asset Value
Class AARP Net Asset Value, offering and redemption price(a) per share ($3,086,142,373 ÷ 206,119,731 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.97
Class S Net Asset Value, offering and redemption price(a) per share ($307,521,708 ÷ 20,569,964 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.95

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended March 31, 2005 (Unaudited)
Investment Income
Income: Interest	$ 69,093,823
Interest — Scudder Cash Management QP Trust	7,579,029
Mortgage dollar roll income	4,900,444
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	151,330
Total Income	81,724,626
Expenses: Management fee	6,986,754
Services to shareholders	2,115,929
Custodian and accounting fees	367,235
Auditing	43,498
Legal	25,688
Trustees' fees and expenses	43,133
Reports to shareholders	59,275
Registration fees	17,850
Other	159,071
Total expenses, before expense reductions	9,818,433
Expense reductions	(18,854)
Total expenses, after expense reductions	9,799,579
Net investment income	71,925,047
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	2,991,725
Futures	418,450
3,410,175
Net unrealized appreciation (depreciation) during the period on: Investments	(38,665,676)
Futures	951,286
(37,714,390)
Net gain (loss) on investment transactions	(34,304,215)
Net increase (decrease) in net assets resulting from operations	$ 37,620,832

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the six months ended March 31, 2005 (Unaudited)
Cash flows from operating activities
Investment income received	$ 75,044,887
Mortgage dollar roll income received	4,931,462
Payment of operating expenses	(9,851,859)
Proceeds from sale and maturities of investments	1,213,473,223
Purchases of investments	(1,193,920,980)
Net (purchases) sales of short-term investments	(70,554,347)
Net receipt (payment) for daily variation margin on futures contracts	890,987
Cash provided (used) by operating activities	$ 20,013,373
Cash flows from financing activities
Net increase (decrease) in payable for investments purchased — mortgage dollar rolls	$ 194,565,974
Distributions paid (net of reinvestment of distributions)	(26,999,571)
Proceeds from shares sold	69,205,402
Cost of shares redeemed	(264,591,142)
Cash provided (used) by financing activities	(27,819,337)
Increase (decrease) in cash	(7,805,964)
Cash at beginning of period	10,000
Cash at end of period	$ (7,795,964)
Reconciliation of net increase (decrease) in net assets from operations to cash provided (used) by operating activities
Net increase (decrease) in net assets resulting from operations	$ 37,620,832
Net (increase) decrease in cost of investments	142,286,531
Net (increase) decrease in unrealized appreciation/depreciation on investments	38,665,676
(Increase) decrease in receivable for investments sold	(115,569,927)
(Increase) decrease in interest receivable	(736,295)
Increase (decrease) in payable for investments purchased	(15,521,201)
Increase (decrease) in payable for daily variation margin on open futures contracts	472,537
Increase (decrease) in accrued expenses and payables	(52,280)
Increase (decrease) in payable upon return of securities loaned	(67,152,500)
Cash provided (used) by operating activities	$ 20,013,373

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2005 (Unaudited)	Year Ended September 30, 2004
Operations: Net investment income	$ 71,925,047	$ 124,253,537
Net realized gain (loss) on investment transactions	3,410,175	21,007,200
Net unrealized appreciation (depreciation) during the period on investment transactions	(37,714,390)	(22,677,233)
Net increase (decrease) in net assets resulting from operations	37,620,832	122,583,504
Distributions to shareholders from: Net investment income: Class AARP	(71,684,811)	(136,470,382)
Class S	(7,192,653)	(13,565,542)
Fund share transactions: Proceeds from shares sold	69,583,178	158,672,503
Reinvestment of distributions	51,877,893	98,220,026
Cost of shares redeemed	(263,822,182)	(668,751,357)
Redemption fees	826	—
Net increase (decrease) in net assets from Fund share transactions	(142,360,285)	(411,858,828)
Increase (decrease) in net assets	(183,616,917)	(439,311,248)
Net assets at beginning of period	3,577,280,998	4,016,592,246
Net assets at end of period (including undistributed net investment income of $4,064,595 and $11,017,012, respectively)	$ 3,393,664,081	$ 3,577,280,998

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class AARP
Years Ended September 30,	2005[a]	2004	2003	2002[b]	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 15.15	$ 15.26	$ 15.44	$ 15.32	$ 14.60	$ 14.61
Income (loss) from investment operations: Net investment income	.31[c]	.50[c]	.48[c]	.72[c]	.91[c]	.94
Net realized and unrealized gain (loss) on investment transactions	(.15)	.00*	(.02)	.23	.72	(.01)
Total from investment operations	.16	.50	.46	.95	1.63	.93
Less distributions from: Net investment income	(.34)	(.61)	(.64)	(.83)	(.91)	(.94)
Redemption fee	.00***	—	—	—	—	—
Net asset value, end of period	$ 14.97	$ 15.15	$ 15.26	$ 15.44	$ 15.32	$ 14.60
Total Return (%)	1.07**	3.38[d]	3.01	6.47	11.50	6.62
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3,086	3,247	3,649	3,987	3,875	3,703
Ratio of expenses before expense reductions (%)	.56*	.64	.70	.70	.71	.74[e]
Ratio of expenses after expense reductions (%)	.56*	.57	.70	.70	.71	.73[e]
Ratio of net investment income (%)	4.12*	3.32	3.13	4.76	6.06	6.52
Portfolio turnover rate (%)[f]	68*	206	281	351	203	264

[a] For the six months ended March 31, 2005 (Unaudited).

[b] As required, effective October 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain (loss) on investment transactions prior to October 1, 2001 are included as interest income. The effect of these changes for the year ended September 30, 2002 was to decrease net investment income by $.08, increase net realized and unrealized gain/(loss) per share by $.08, and decrease the ratio of net investment income to average net assets from 5.27% to 4.76%. Per share data and ratios for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced.

[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .73% and .73%, respectively.

[f] The portfolio turnover rates including mortgage dollar roll transactions were 272%, 302%, 499%, 384%, 231% and 337% for the periods ended March 31, 2005, September 30, 2004, 2003, 2002, 2001 and 2000, respectively.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S
Years Ended September 30,	2005[a]	2004	2003	2002[b]	2001	2000[c]
Selected Per Share Data
Net asset value, beginning of period	$ 15.14	$ 15.26	$ 15.44	$ 15.32	$ 14.61	$ 14.45
Income (loss) from investment operations: Net investment income	.31[d]	.49[d]	.48[d]	.72[d]	.91[d]	.19
Net realized and unrealized gain (loss) on investment transactions	(.16)	.00***	(.02)	.23	.72	.16
Total from investment operations	.15	.49	.46	.95	1.63	.35
Less distributions from: Net investment income	(.34)	(.61)	(.64)	(.83)	(.92)	(.19)
Redemption fee	.00***	—	—	—	—	—
Net asset value, end of period	$ 14.95	$ 15.14	$ 15.26	$ 15.44	$ 15.32	$ 14.61
Total Return (%)	1.00**	3.31[e]	3.01	6.47	11.49	2.72**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	308	330	368	455	399	306
Ratio of expenses before expense reductions (%)	.63*	.68	.70	.70	.72	.68f*
Ratio of expenses after expense reductions	.63*	.64	.70	.70	.72	.68f*
Ratio of net investment income (%)	4.05*	3.25	3.13	4.76	6.05	6.64*
Portfolio turnover rate (%)[g]	68*	206	281	351	203	264

[a] For the six months ended March 31, 2005 (Unaudited).

[b] As required, effective October 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain (loss) on investment transactions prior to October 1, 2001 are included as interest income. The effect of these changes for the year ended September 30, 2002 was to decrease net investment income by $.08, increase net realized and unrealized gain/(loss) per share by $.08, and decrease the ratio of net investment income to average net assets from 5.27% to 4.76%. Per share data and ratios for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

[c] For the period from July 17, 2000 (commencement of sales of Class S shares) to September 30, 2000.

[d] Based on average shares outstanding during the period.

[e] Total return would have been lower had certain expenses not been reduced.

[f] The ratio of operating expenses includes a one-time reduction in reorganization expenses. The ratio before and after expense reductions without this one-time reduction was .71% and .71%, respectively.

[g] The portfolio turnover rates including mortgage dollar roll transactions were 272%, 302%, 499%, 384%, 231% and 337% for the periods ended March 31, 2005, September 30, 2004, 2003, 2002, 2001 and 2000, respectively.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder GNMA Fund (the "Fund") is a diversified series of Scudder Income Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares. Shares of Class AARP are designed for members of AARP. Class AARP and Class S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders and certain other class-specific expenses. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency, or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Mortgage dollar rolls may be treated for purposes of the 1940 Act as borrowings by the Fund because they involve the sale of a security coupled with an agreement to repurchase. A mortgage dollar roll involves costs to the Fund. For example, while the Fund receives compensation as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the compensation received by the Fund, thereby effectively charging the Fund interest on its borrowing. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the mortgage dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund's borrowing.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. There can be no assurance that the Fund's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its borrowing costs.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2004, the Fund had a net tax basis capital loss carryforward of approximately $144,173,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2007 ($9,280,000), September 30, 2008 ($99,967,000) and September 30, 2012 ($34,926,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2003 through September 30, 2004, the Fund incurred approximately $1,494,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended September 30, 2005.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures, mortgage backed securities, premium amortization on debt securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. Effective February 1, 2005, the Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on the trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended March 31, 2005, purchases and sales of investment securities (excluding short-term investments, US Treasury obligations and mortgage dollar rolls) aggregated $1,033,762,239 and $1,121,398,567, respectively. Purchases and sales of US Treasury obligations aggregated $146,247,500 and $198,388,352, respectively. Purchases and sales of mortgage dollar rolls aggregated $3,527,971,865 and $3,531,322,723, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.400% of the first $5,000,000,000 of the Fund's average daily net assets, 0.385% of the next $1,000,000,000 of such net assets and 0.370% of such net assets in excess of $6,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended March 31, 2005, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.40% of the Fund's average daily net assets.

Effective October 1, 2003 through December 31, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 0.75% of average daily net assets (excluding certain expenses such as Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees, extraordinary expenses, taxes, brokerage, interest and organizational and offering costs).

Service Provider Fees. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement among SSC and DST Systems, Inc. ("DST"), SSC has delegated certain transfer agent and dividend paying agent functions to DST. SSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended March 31, 2005, the amounts charged to the Fund by SSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at March 31, 2005
Class AARP	$ 1,597,172	$ 1,065,916
Class S	237,676	164,076
	$ 1,834,848	$ 1,229,992

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained a third-party service provider to provide certain administrative, fund accounting and record-keeping services to the Fund. For the six months ended March 31, 2005, the amount charged to the Fund by SFAC for accounting services aggregated $307,720, of which $197,416 is unpaid at March 31, 2005.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, during the period the Fund invested in the Scudder Cash Management QP Trust (the "QP Trust"). The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6 billion of net assets, 0.06% for the next $10 billion of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

Insurance Brokerage Commissions. The Fund paid insurance premiums to an unaffiliated insurance broker in 2002 and 2003. This broker in turn paid a portion of its commissions to an affiliate of the Advisor, which performed certain insurance brokerage services for the broker. The Advisor has agreed to reimburse the Fund in 2005 for the portion of commissions (plus interest) paid to the affiliate of the Advisor attributable to the premiums paid by the Fund. The amounts for 2002 and 2003 were $1,651 and $1,276, respectively.

D. Expense Reductions

For the six months ended March 31, 2005, the Advisor agreed to reimburse the Fund $18,286, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended March 31, 2005, the Fund's custodian fees were reduced by $568 for custody credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended March 31, 2005		Year Ended September 30, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	3,435,792	$ 52,019,563	7,223,244	$ 109,384,186
Class S	1,161,778	17,563,615	3,282,675	49,288,317
		$ 69,583,178		$ 158,672,503
Shares issued to shareholders in reinvestment of distributions
Class AARP	3,035,036	$ 45,873,440	5,758,258	$ 87,018,357
Class S	395,551	6,004,453	741,649	11,201,669
		$ 51,877,893		$ 98,220,026
Shares redeemed
Class AARP	(14,632,921)	$ (221,585,342)	(37,819,415)	$ (572,902,119)
Class S	(2,792,269)	(42,236,840)	(6,339,177)	(95,849,238)
		$ (263,822,182)		$ (668,751,357)
Redemption fees		$ 826		$ —
Net increase (decrease)
Class AARP	(8,162,093)	$ (123,691,608)	(24,837,913)	$ (376,499,576)
Class S	(1,234,940)	(18,668,677)	(2,314,853)	(35,359,252
		$ (142,360,285)		$ (411,858,828)

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Account Management Resources

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	AGNMX	SGINX
Fund Number	193	393
Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

For AARP shareholders only: Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor's status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. With respect to accounts that are jointly held, an opt-out request received from any of the joint account holders will be applied to the entire account.

Questions on this policy may be sent to:

For Class AARP:
AARP Investment Program, Attention: Correspondence,
P.O. Box 219735, Kansas City, MO 64121-9735

For Class S:
Scudder Investments, Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

September 2004

Notes

ITEM 2.         CODE OF ETHICS.

                Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders
may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the
Chairman of the Nominating and Governance Committee, Two International Place,
Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder GNMA Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Chief Executive Officer

Date:                               May 31, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder GNMA Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Chief Executive Officer

Date:                               May 31, 2005

By:                                 /s/Paul Schubert
                                    ---------------------------
                                    Chief Financial Officer

Date:                               May 31, 2005